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                                                                   EXHIBIT 99.1

                      [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

February 18, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

                               Altris Software, Inc.

We have read Item 4 of Altris Software, Inc.'s Form 8-K dated February 17, 1999 and are in agreement with the statements contained in paragraph 4(a) therein, except that we make no comment regarding the last sentence in the third paragraph.

Yours very truly,

/s/ PricewaterhouseCoopers LLP